                                                                    EXHIBIT 99.1


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTS



To the Stockholders and Board of Directors of PRP, Inc.:

We have audited the accompanying balance sheets of PRP, Inc. (a Delaware corporation in the development stage) as of January 31, 1995 and 1996, and the related statements of operations, stockholders' investment (deficit) and cash flows for each of the three years in the period ended January 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PRP, Inc. as of January 31, 1995 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended January 31, 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discuss in Note 1 to the financial statements, the Company is a development stage company, has suffered significant losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




                                             /S/ Arthur Andersen LLP



                                             Boston, Massachusetts
                                             May 10, 1996

                                    PRP, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEETS

                                                                                                JANUARY 31,
                                                                                     --------------------------------
                                                                                         1996                1995
                                                                                     ------------        ------------
ASSETS

Current assets:
   Cash and cash equivalents                                                         $     77,665        $  1,345,386
   Prepaid expenses and other assets                                                       57,125             115,816
                                                                                     ------------        ------------
      Total current assets                                                                134,790           1,461,202
                                                                                     ------------        ------------

Property and equipment, at cost (Note 1)
   Office equipment                                                                        54,460              54,233
   Laboratory equipment                                                                   775,882             771,778
   Leasehold improvements                                                                  40,458              40,458
                                                                                     ------------        ------------
                                                                                          870,800             866,469
   Less-Accumulated depreciation amortization                                             645,266             495,851
                                                                                     ------------        ------------
                                                                                          225,534             370,618
                                                                                     ------------        ------------

Other assets                                                                               20,150              46,150
                                                                                     ------------        ------------

      Total assets                                                                   $    380,474        $  1,877,970
                                                                                     ============        ============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
      Notes payable to related parties                                               $  2,866,280        $         --
      Accounts payable                                                                     12,851             154,068
      Accrued expenses                                                                    340,559             222,602
                                                                                     ------------        ------------
        Total current liabilities                                                    $  3,219,690             376,670
                                                                                     ------------        ------------

Notes Payable to Related Parties (Note 4)                                                      --           2,000,000

Commitments (Note 5)

Stockholders' deficit:
     Series A convertible preferred stock, $.01 par value-
       Authorized - 220,000
       shares Issued and outstanding - 220,000 shares in 1996 and 1995
       liquidation preference of $ 1,100,000                                                2,200               2,200
     Series B convertible preferred stock, $.01 par value-
       Authorized - 80,000 shares
       Issued and outstanding - 51,635 shares in 1996 and 1995
       liquidation preference of $ 335,628                                                    516                 516
     Series C convertible preferred stock, $.01 par value-
       Authorized - 2,000,000 shares
       Issued and outstanding - 637,003 shares in 1996 and 1995
       liquidation preference of $ 4,892,736                                                6,370               6,370
     Nonvoting convertible preferred stock, $.01 par value-
       Authorized - 500,000 shares
       Issued and outstanding - 190,682 shares and 188,765 in
         1996 and 1995, respectively, liquidation preference of $ 953,410                   1,907               1,888
     Common stock, $.01 par value-
       Authorized - 10,000,000 shares
       Issued and outstanding - 1,429,778 shares in 1996 and 1995                          14,298              14,298
         Additional paid-in capital                                                     8,824,470           8,689,226
         Deficit accumulated during the development stage                             (11,688,977)         (9,213,198)
                                                                                     ------------        ------------
         Total stockholders' deficit                                                   (2,839,216)           (498,700)
                                                                                     ------------        ------------

          Total Liabilities and Shareholder Deficit                                  $    380,474        $  1,877,970
                                                                                     ============        ============

The accompanying notes are an integral part of these financial statements.

                                    PRP, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF OPERATIONS


                                                                                                           CUMULATIVE
                                                                                                         FROM INCEPTION
                                                          FOR THE YEARS ENDED JANUARY 31,               FEBRUARY 27, 1984
                                               ----------------------------------------------------       TO JANUARY 31,
                                                   1996                1995                1994                1996
                                               ------------        ------------        ------------        ------------
                                                                                                            (Unaudited)

General and Administrative Expenses            $   (726,960)       $   (692,941)       $   (904,993)       $ (4,147,940)
Research and Development Expenses                (1,550,656)         (2,586,566)         (2,592,312)         (9,819,854)
                                               ------------        ------------        ------------        ------------
          Loss from Operations                   (2,277,616)         (3,279,507)         (3,497,305)        (13,967,794)

Interest Expense, Net                              (198,163)             (7,954)             14,581             (51,242)
Loss on Abandonment of Facility (Note 8)               --              (162,128)               --              (162,128)
Officer's Life Insurance Proceeds                      --                  --             2,492,187           2,492,187
                                               ------------        ------------        ------------        ------------

          Net Loss                             $ (2,475,779)       $ (3,449,589)       $   (990,537)       $(11,688,977)
                                               ============        ============        ============        ============


The accompanying notes are an integral part of these financial statements.

                                    PRP, INC.
                          (A Development Stage Company)
                  FOR THE YEARS ENDED JANUARY 31, 1995 AND 1996
      AND FROM THE PERIOD FROM INCEPTION (FEBRUARY 27, 1984) TO JANUARY 31,
                                      1996

                                                          Series A Convertible    Series B Convertible   Series C Convertible
                                                             Preferred Stock        Preferred Stock        Preferred Stock
                                                            Number    $.01 Par      Number    $.01 Par      Number   $.01 Par
                                                          of Shares     Value     of Shares     Value     of Shares    Value
                                                         -----------  ---------  ----------  ----------  ----------  --------
SALE OF COMMON STOCK SINCE INCEPTION                               -  $       -           -  $        -           -  $      -

Issuance of common stock for property and equipment                -          -           -           -           -         -
Issuance of common stock for services render                       -          -           -           -           -         -
Sale of nonvoting convertible preferred stock, net of
issuance costs                                                     -          -           -           -           -         -
Issuance of nonvoting convertible preferred stock for
services rendered                                                  -          -           -           -           -         -
Sale of Series A convertible preferred stock, net of         220,000      2,200           -           -           -         -
issuance costs
Sale of Series B convertible preferred stock, net of               -          -      51,616         516           -         -
issuance costs
Sale of Series C convertible preferred stock, net of               -          -           -           -     572,463     5,725
issuance costs
Net Loss from inception to January 31, 1993                        -          -           -           -           -         -
                                                         -----------  ---------  ----------  ----------  ----------  --------
BALANCE, JANUARY 31, 1993                                    220,000      2,200      51,616         516     572,463     5,725
Issuance of common stock for services rendered                     -          -           -           -           -         -
Issuance of nonvoting convertible preferred stock for
   services rendered and property and equipment                    -          -           -           -           -         -
Sale of Series B convertible preferred stock, net of               -          -         742           7           -         -
issuance costs
Sale of Series C convertible preferred stock, net of               -          -           -           -      70,485       705
issuance costs
Stock options granted for rent expense                             -          -           -           -           -         -
Net loss                                                           -          -           -           -           -         -
                                                         -----------  ---------  ----------  ----------  ----------  --------
BALANCE, JANUARY 31, 1994                                    220,000      2,200      52,358         523     642,948     6,430
Issuance of nonvoting convertible preferred stock for
services rendered                                                  -          -           -           -           -         -
Exercise of stock options                                          -          -           -           -           -         -
Repurchase of preferred stock                                      -          -        (723)         (7)     (5,945)      (60)
Net loss                                                           -          -           -           -           -         -
                                                         -----------  ---------  ----------  ----------  ----------  --------
BALANCE, JANUARY 31, 1995                                    220,000      2,200      51,635         516     637,003     6,370
Issuance of nonvoting convertible preferred stock for
services rendered                                                  -          -           -           -           -         -
Stock options granted for rent expense                             -          -           -           -           -         -
Net loss                                                           -          -           -           -           -         -
                                                         -----------  ---------  ----------  ----------  ----------  --------
BALANCE, JANUARY 31, 1996                                    220,000  $   2,200      51,635  $      516     637,003  $  6,370
                                                         ===========  =========  ==========  ==========  ==========  ========


                                                          Nonvoting Convertible
                                                             Preferred Stock          Common Stock         Additional
                                                            Number    $.01 Par     Number      $.01 Par      Paid-in
                                                          of Shares     Value    of Shares       Value       Capital
                                                         -----------  ---------  -----------  ----------  -------------
SALE OF COMMON STOCK SINCE INCEPTION                               -  $       -    1,412,247  $   14,222  $   1,032,016

Issuance of common stock for property and equipment                -          -        5,250          53         10,477
Issuance of common stock for services render                       -          -        4,281          43         13,875
Sale of nonvoting convertible preferred stock, net of
issuance costs                                               149,859      1,498            -           -        743,126
Issuance of nonvoting convertible preferred stock for
services rendered                                             27,388        274            -           -        173,380
Sale of Series A convertible preferred stock, net of               -          -            -           -      1,066,970
issuance costs
Sale of Series B convertible preferred stock, net of               -          -            -           -        320,988
issuance costs
Sale of Series C convertible preferred stock, net of               -          -            -           -      4,336,946
issuance costs
Net Loss from inception to January 31, 1993                        -          -            -           -              -
                                                         -----------  ---------  -----------  ----------  -------------
BALANCE, JANUARY 31, 1993                                    177,247      1,772    1,421,778      14,218      7,697,748
Issuance of common stock for services rendered                     -          -        6,600          66         22,374
Issuance of nonvoting convertible preferred stock for
   services rendered and property and equipment               23,670        237            -           -        184,695
Sale of Series B convertible preferred stock, net of               -          -            -           -          4,816
issuance costs
Sale of Series C convertible preferred stock, net of               -          -            -           -        586,493
issuance costs
Stock options granted for rent expense                             -          -            -           -        149,040
Net loss                                                           -          -            -           -              -
                                                         -----------  ---------  -----------  ----------  -------------
BALANCE, JANUARY 31, 1994                                    200,917      2,009    1,428,378      14,284      8,645,166
Issuance of nonvoting convertible preferred stock for
services rendered                                              7,848         79            -           -         45,074
Exercise of stock options                                          -          -        1,400          14          1,386
Repurchase of preferred stock                                (20,000)      (200)           -           -         (2,400)
Net loss                                                           -          -            -           -              -
                                                         -----------  ---------  -----------  ----------  -------------
BALANCE, JANUARY 31, 1995                                    188,765      1,888    1,429,778      14,298      8,689,226
Issuance of nonvoting convertible preferred stock for
services rendered                                              1,917         19            -           -          8,075
Stock options granted for rent expense                             -          -            -           -        127,169
Net loss                                                           -          -            -           -              -
                                                         -----------  ---------  -----------  ----------  -------------
BALANCE, JANUARY 31, 1996                                    190,682  $   1,907    1,429,778  $   14,298  $   8,824,470
                                                         ===========  =========  ===========  ==========  =============









                                                             Deficit
                                                           Accumulated        Total
                                                            during the     Stockholders
                                                           Development     Investment
                                                              Stage          Deficit
                                                         ---------------  -------------
SALE OF COMMON STOCK SINCE INCEPTION                     $             -  $   1,046,138

Issuance of common stock for property and equipment                    -         10,500
Issuance of common stock for services render                           -         13,918
Sale of nonvoting convertible preferred stock, net of
issuance costs                                                         -        744,624
Issuance of nonvoting convertible preferred stock for
services rendered                                                      -        173,654
Sale of Series A convertible preferred stock, net of                   -      1,069,170
issuance costs
Sale of Series B convertible preferred stock, net of                   -        321,504
issuance costs
Sale of Series C convertible preferred stock, net of                   -      4,342,671
issuance costs
Net Loss from inception to January 31, 1993                   (4,773,072)    (4,773,072)
                                                         ---------------  -------------
BALANCE, JANUARY 31, 1993                                     (4,773,072)     2,949,107
Issuance of common stock for services rendered                         -         22,400
Issuance of nonvoting convertible preferred stock for
   services rendered and property and equipment                        -        184,932
Sale of Series B convertible preferred stock, net of                   -          4,823
issuance costs
Sale of Series C convertible preferred stock, net of                   -        587,198
issuance costs
Stock options granted for rent expense                                 -        149,040
Net loss                                                        (990,537)      (990,537)
                                                         ---------------  -------------
BALANCE, JANUARY 31, 1994                                     (5,763,609)     2,907,003
Issuance of nonvoting convertible preferred stock for
services rendered                                                      -         45,153
Exercise of stock options                                              -          1,400
Repurchase of preferred stock                                          -         (2,667)
Net loss                                                      (3,449,589)    (3,449,589)
                                                         ---------------  -------------
BALANCE, JANUARY 31, 1995                                     (9,213,198)      (498,700)
Issuance of nonvoting convertible preferred stock for
services rendered                                                      -          8,094
Stock options granted for rent expense                                 -        127,169
Net loss                                                      (2,475,779)    (2,475,779)
                                                         ---------------  -------------
BALANCE, JANUARY 31, 1996                                $    11,688,977  $   2,839,216
                                                         ===============  =============

The accompanying notes are an integral part of these financial statements.

                                    PRP, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF CASH FLOWS

                                                                                                                    CUMULATIVE
                                                                                                                  FROM INCEPTION
                                                                         FOR THE YEARS ENDED JANUARY 31,        FEBRUARY 27, 1984
                                                                   -------------------------------------------    TO JANUARY 31,
                                                                      1996            1995            1994            1996
                                                                   -----------     -----------     -----------     ------------
                                                                                                                    (Unaudited)
CASH FLOW FROM OPERATING ACTIVITIES:
Net loss                                                           $(2,475,779)    $(3,449,589)    $  (990,537)    $(11,688,977)
Adjustments to reconcile net loss to net cash used
    by operating activities
   Issuance of debt for services                                       516,280              --              --          516,280
   Issuance of stock for services                                        8,094          45,153          75,360          316,160
   Issuance of stock options for rent expense                          105,994          62,100          86,940          255,034
   Depreciation and amortization                                       149,415         161,811         149,844          670,662
   Write-off of fixed assets related to the loss on abandonment
     of facility                                                            --         151,263              --          151,263
   Changes in assets and liabilities
      Prepaid expenses and other current assets                         79,885         (25,671)         (9,041)         (35,931)
      Life insurance proceeds receivable                                    --       2,500,000      (2,500,000)              --
      Accounts payable                                                (141,217)         76,488        (211,017)          12,851
      Accrued expenses                                                 117,938        (128,994)        101,155          340,559
                                                                   -----------     -----------     -----------     ------------
      Net cash used by operating activities                         (1,639,390)       (607,439)     (3,297,296)      (9,462,099)
                                                                   -----------     -----------     -----------     ------------
CASH FLOW FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                   (4,331)        (25,317)       (172,253)        (904,947)
   Decrease (increase) in other assets                                  26,000           4,865          68,932          (20,150)
                                                                   -----------     -----------     -----------     ------------
      Net cash (used in) provided by investing activities               21,669         (20,452)       (103,321)        (925,097)
                                                                   -----------     -----------     -----------     ------------
CASH FLOW FROM FINANCING ACTIVITIES:
   Proceeds from notes payable to related parties                      350,000       2,000,000              --        2,350,000
   Repayment of note payable to stockholder                                 --      (1,000,000)      1,000,000               --
   Proceeds from sale of common stock                                       --              --              --        1,046,138
   Proceeds from exercise of stock options                                  --           1,400              --            1,400
   Proceeds from sale of preferred stock                                    --              --         592,021        7,069,990
   Repurchase of preferred stock                                            --          (2,667)             --           (2,667)
                                                                   -----------     -----------     -----------     ------------
      Net cash provided by financing activities                        350,000         998,733       1,592,021       10,464,861
                                                                   -----------     -----------     -----------     ------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                (1,267,721)        370,842      (1,808,596)          77,665
   Cash and cash equivalents at beginning of period                  1,345,386         974,544       2,783,140               --
                                                                   -----------     -----------     -----------     ------------
   Cash and cash equivalents at end of period                      $    77,665     $ 1,345,386     $   974,544           77,665
                                                                   ===========     ===========     ===========     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Interest paid                                                   $        --     $    51,291     $        --     $     51,291
                                                                   ===========     ===========     ===========     ============
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
FINANCING ACTIVITIES:
     Issuance of stock for property and equipment                  $        --     $        --     $   132,012     $    145,512
                                                                   ===========     ===========     ===========     ============
     Decrease (increase) in prepaid expenses relating to
     deferred rent expense                                         $    21,194     $   (62,100)    $    62,100     $     21,194
                                                                   ===========     ===========     ===========     ============

The accompanying notes are an integral part of these financial statements.

                                    PRP, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1996



1.  OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

PRP, Inc. (the Company) was incorporated in the State of Delaware on February 27, 1984. The Company was organized to develop, produce and distribute blood platelet-based health care products.

The Company is in the development stage and is devoting substantially all of its efforts toward product research and development and raising capital. The Company is subject to a number of risks similar to those of other development stage companies, including dependence on key individuals, competition from substitute products and larger companies, the development of commercially usable products and the need to obtain adequate additional financing necessary to fund the development of its products. These factors raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the uncertainty. The accompanying financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying notes to financial statements.

Cash Equivalents

The Company considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents.

Depreciation and Amortization

The Company provides for depreciation and amortization using the straight-line method by charges to operations in amounts that allocate the cost of property and equipment over their estimated useful lives, as follows:

                                                          ESTIMATED
                          ASSET CLASSIFICATION           USEFUL LIFE

                          Office equipment                 5 years
                          Laboratory equipment             5 years
                          Leasehold improvements         5-8 years

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INCOME TAXES

The Company provides for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes.

At January 31, 1996, the Company had available net operating loss and research and development tax credit carryforwards of approximately $10,000,000 and $227,000, respectively. These carryforwards may be used to offset future taxable income or tax, if any, and expire at various dates from 1999 through 2011. The Internal Revenue Code contains provisions that may limit the Company's use of the carryforwards in the event of certain changes in the ownership of the Company. The Company has recorded a full valuation allowance against its deferred tax asset of approximately $5,800,000 due to the uncertainty surrounding the reliazability of this asset. Principal components of the deferred tax asset are net operating loss, research and development tax credit carryforwards and start-up expenditures that have been capitalized for income tax purposes.


3.  LIFE INSURANCE PROCEEDS

In January 1994, an officer/stockholder of the Company passed away. The Company had a $2,500,000 face value life insurance policy in place on this officer/stockholder. In March 1994, the Company received approximately $1,500,000 from the insurance company. The remaining $1,000,000 was paid directly to a stockholder in full satisfaction of a note payable to a stockholder.


4.  NOTES PAYABLE TO RELATED PARTIES

At January 31, 1995, the Company had term notes payable to a limited partnership and certain shareholders of the Company for $2,000,000. This balance was increased to $2,866,280 as of January 31, 1996. The Company has received $2,350,000 in cash funding and $516,280 of professional services and accrued interest in exchange for the notes. The notes bear interest at 9% per annum, and principal and interest are due on December 31, 1996. The notes are secured by substantially all of the Company's assets, including all patents. The carrying value of the notes approximates its market value.

In addition, the noteholders were issued warrants that gave them the right to purchase Series C convertible preferred stock equal to the amount of the outstanding loan balance plus any accrued interest divided by $4.20. Each warrant has an exercise price of $ 4.20 per share. These warrants expire the later of 30 days after the termination of the loan commitment or repayment of the notes. As of January 31, 1996, 749,338 warrants have been issued in conjunction with these notes.

On February 13, 1996, the Company entered into a $700,000 working capital loan agreement with certain shareholders and consultants of the Company. Under the terms of the agreement, the Company received approximately $350,000 in February and the remaining $350,000 in May 1996. The loan carries the same terms as described above except for the warrant provision. Under the new debt agreement, debtholders were issued two warrants that gave them the right to purchase two share of Series C convertible preferred stock for each dollar outstanding loan balance, plus any accrued interest exercisable at $1.50 per share. This warrant expires five years after the termination of the loan commitment or repayment of the notes payable; it may be accelerated by certain events.

5.  COMMITMENTS

The Company leases office and laboratory facilities under various operating leases that expire through January 2001. Annual commitments under operating leases as of January 31, 1996 are as follows:

                          FISCAL YEAR         AMOUNT

                          1997                $ 105,000
                          1998                  105,000
                          1999                  105,000
                          2000                  105,000
                          2001                   96,000
                                              ---------
                                              $ 516,000
                                              =========

In February 1993, the Board of Directors authorized the grant of an option to purchase 32,400 share of common stock of the Company at an exercise price of $1.00 per share to the Company's landlord in lieu of certain cash payments under a facility operating lease. In March 1995, the Board of Directors authorized the grant of an additional option to purchase 39,740 shares of common stock of the Company at an exercise price of $1.00 per share to the Company's landlord in lieu of cash payment of rent from April 1, 1995 to March 31, 1996; the total value of the options is $127,168. The value of the rent from April 1, 1995 to March 31, 1996 has been included in stockholders' deficit at January 31 ,1996. During fiscal 1994, 1995 and 1996, the Company recorded $133,000, $151,000 and $114,000, respectively, of rent expense, of which approximately $87,000, $62,000 and $106,000, respectively, was noncash rent expense. The noncash rent expense was related to stock options granted to the Company's landlord at an amount that represented the fair market value of the rent. During fiscal 1995, the Company terminated a lease for a portion of its laboratory space and recorded a loss on abandonment of the facility as discussed in Note 8.

6.  STOCKHOLDERS' DEFICIT

Common Stock

As of January 31, 1996, 10,000,000 shares of common stock (Common Stock) were authorized, of which 1,099,320 shares were reserved for the conversion of the outstanding preferred stock, 798,000 share were reserved for the exercise of stock options and 749,338 shares were reserved for the exercise warrants.

During fiscal 1994, the Company issued 6,600 shares of Common stock to consultants for services rendered, which resulted in a charge to operations of $22,440. The Company has charged operations for this issuance based on the fair value of the stock, as determined by the Board of Directors.

Preferred Stock

The Company's Board of Directors has authorized the issuance of up to 5,000,000 shares of preferred stock (Preferred Stock), $.01 par value, of which 500,000 shares have been designated as nonvoting preferred stock (Nonvoting Preferred), 220,000 shares have been designated as Series B preferred stock (Series A Preferred), 80,000 shares have been designated as Series B preferred stock (Series B Preferred), 2,000,000 shares have been designated as Series C preferred stock (Series C Preferred) and 2,200,000 shares remain authorized but undesignated and unissued.

During fiscal 1994, 1995 and 1996, the Company issued 6,300, 7,848 and 1,917 shares, respectively, of Nonvoting Preferred to certain stockholders/directors and consultants for services rendered, which resulted in charges to operations of approximately $52,920, $45,000 and $8,100, respectively. The Company has charged operations for these issuances based on the fair value of the stock, as determined by the Board of Directors. In fiscal 1994, the Company executed an operating lease for additional laboratory facilities. Under the terms of this agreement, the Company issued a total of 17,370 share of Nonvoting Preferred for certain leasehold improvements and consulting services. The Company capitalized $132,012 as leasehold improvements relating to this Nonvoting Preferred issuance. This lease has since been terminated (Note 8). In addition, the Company sold 742 shares of Series B Preferred at a price of $6.50 per share in fiscal 1994. In fiscal 1994, the Company also sold 6,094 shares and 64,391 shares of Series C Preferred at a price of $7.60 and $8.40 per share, respectively.

The rights, preferences and privileges of the Preferred Stock are detailed below.

TRANSFER RESTRICTIONS

All shares of Preferred Stock are subject to certain transfer restrictions, including the Company's right to repurchase any shares offered for sale and the right of the holders of Preferred Stock, and such holders of Common Stock as the Company deems appropriate, to purchase the offered shares if the Company refuses to do so.

CONVERSION

Each class of Preferred Stock is convertible (as described below) in to Common Stock at the rate of one share of Common Stock for each share of Preferred Stock, adjustable for certain dilutive events.

The Series A and C Preferred are convertible upon the occurrence of certain events at the option of the holder, as defined. The Nonvoting Preferred and Series B Preferred may not be converted at the option of the holders. All of the Preferred Stock is convertible into shares of Common Stock at the option of the Company in the event of the closing of a public offering resulting in at least $5,000,000 of gross proceeds to the Company at various per share prices.

DIVIDENDS

Each share of Preferred Stock is entitled to participate in any dividend or distribution declared or paid on the Common Stock on the basis of the number of shares of Common Stock into which it is the convertible. Preferred Stockholders will be entitled to receive their dividends before any dividends are paid to Common Stockholders.

LIQUIDATION PREFERENCES

In the event of a liquidation, dissolution or winding up of the Company,

      1. the holders of Series A Preferred are entitled to receive, subsequent to any distribution to holders of Nonvoting Preferred and Series A Preferred, but before holder of any other class of Preferred Stock or Common Stock, $5.00 per share plus any accrued but unpaid dividends;

LIQUIDATION PREFERENCES (CONTINUED)

      2. the holders of Series B Preferred are entitled to receive, subsequent to any distribution to holders of Nonvoting Preferred and Series A Preferred, but before holder of any other class of Preferred Stock or Common Stock, $6.50 per share plus any accrued but unpaid dividends;

      3. the holders of Series C Preferred are entitled to receive, subsequent to any distribution to holders of Nonvoting Preferred, Series A Preferred and Series B Preferred but before holder of any other class of Preferred Stock or Common Stock, the amount paid per share (572,612 shares at $7.60 per share and 64,391 shares at $8.40 per share) plus any accrued but unpaid dividends; and

      4. the holders of Nonvoting Preferred are entitled to receive, $5.00 per share plus any accrued but unpaid dividends prior to the distribution of any proceeds to holders of any other class of Preferred Stock or holders of Common Stock.

VOTING

Holders of Nonvoting Preferred are not entitled to vote, except as required under Delaware law. Holders of all other classes of Preferred Stock are entitled to one vote for each whole share of Common Stock into which the shares of Preferred Stock held are then convertible. Holders of Common Stock vote with the holders of Series A Preferred, Series B Preferred and Series C Preferred as a single class.

Stock Option Plan

The Company has a stock option plan (the Plan), pursuant to which up to 800,00 shares of Common Stock may be issued of a 10-year period. Under the Plan, the Company may grant both incentive stock options and nonqualified stock options, as well as award or sell shares to employees. All option grants, prices and vesting periods are determined by the Board of Directors. Incentive stock options may be granted at a price not less than the fair market value on the date of grant, as determined by the Board of Directors, incentive stock options vest at 20% per annum, and nonqualified stock options vest immediately.

A summary of stock option activity is a follows:

                                                        NUMBER         OPTION PRICE
                                                      OF OPTIONS         PER SHARE
                                                      ----------       ------------
Outstanding, January 31, 1993                           388,530            $1.00
     Granted                                            152,891             1.00
     Terminated                                          45,000             1.00

Outstanding, January 31, 1994                           496,421             1.00
     Granted                                            190,467             1.00
     Exercised                                           (1,400)            1.00
     Terminated                                         (47,600)            1.00
                                                       --------            -----
Outstanding, January 31, 1995                           637,888             1.00
     Granted                                            163,534             1.00
     Terminated                                          (1,000)            1.00
                                                       --------            -----
Outstanding, January 31, 1996                           800,422            $1.00
                                                       ========            =====
Exercisable, January 31, 1996                           759,627            $1.00
                                                       ========            =====

A number of the members of the Board of Director and consultants receive stock options as compensation. At January 31, 1996, there were 6,950 stock options earned by not yet granted by the Company. As discussed in Note 5, the Company has granted options in connection with the amendment of a facility operating lease. The Company has also authorized the grant of preferred stock or stock options for common stock to certain consultants, at the discretion of the Company, for compensation, as defined in the agreement. All shares relating to this agreement were granted before year-end.

7.  SIMPLIFIED EMPLOYEE PLAN

On November 1, 1989, the Company set up a simplified employee plan under the Individual Retirement Account provisions (SEP IRA). There was no Company contribution to the SEP IRA during the fiscal years ended January 31, 1994, 1995 and 1996.

8.  LOSS ON ABANDONMENT OF FACILITY

In April 1994, in an attempt to conserve cash, the Company abandoned part of its leased facility, consisting of laboratory and office space. In conjunction with the lease termination, the Company agreed to relinquish its right to the leasehold improvements and some of its equipment. As a result, the Company incurred a loss of approximately $151,000 relate to the write-off of property and equipment. In addition, the Company forfeited its security deposit and one months rent, which totaled approximately $11,00. The Company was released from its lease obligation, and the lease was terminated effective June 30, 1994. The total loss of $162,000 has been shown as a loss on abandonment of facility in the accompanying statement of operations for the year ended January 31, 1995.